UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2026

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07	Submission of Matters to a Vote of Security Holders

Protalix Biotherapeutics, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Meeting”) at 8:00 A.M. EDT on June 25, 2026 at the offices of LifeSci Advisors, Azrieli Center Round Tower, Derech Menachem Begin 132, 11th Floor, Tel Aviv 6701203, Israel. The Company’s stockholders: (1) elected the eight persons nominated by the Company’s Board of Directors to serve as directors of the Company; (2) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (3) approved an Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan (the “Plan”), to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan; and and (4) ratified the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Set forth below, with respect to each proposal adopted at the Meeting, are the number of votes cast for or against or withheld, as applicable, the number of abstentions and the number of broker non-votes.

(1)Election of Directors

	For	Withheld	Broker Non-Votes
Eliot Richard Forster, Ph.D.	32,871,013	2,379,140	10,705,177
Dror Bashan	32,023,297	3,085,555	10,705,177
Amos Bar Shalev	28,788,428	6,461,724	10,705,177
Shmuel “Muli” Ben Zvi, Ph.D.	31,573,749	3,676,403	10,705,177
Pol F. Boudes, M.D.	32,649,206	2,600,947	10,705,177
Christian Elze	32,639,041	2,611,111	10,705,177
Gwen A. Melincoff	32,784,702	2,465,451	10,705,177
Aharon Schwartz, Ph.D.	30,334,262	4,915,890	10,705,177

(2)Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
28,368,614	6,683,937	197,602	10,705,177

(3)Approval of the Plan to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan

For	Against	Abstain	Broker Non-Votes
28,161,656	6,974,902	113,594	10,705,177

(4)Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. A majority of the shares present in person or represented by proxy at the meeting and entitled to vote voted affirmatively in favor of the proposal. The number of votes cast with respect to this matter was as follows:

For	Against	Abstain
42,958,243	2,001,734	995,352

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Gilad Mamlok
		Name:	Gilad Mamlok
		Title:	Sr. Vice President and Chief Financial Officer